UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

G REIT Liquidating Trust

(Exact name of registrant as specified in its charter)

Maryland	0-50261	26-6199755
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 975-2999

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2012, G REIT Liquidating Trust (the “Trust”), as seller, and The American Recovery Property Trust, Inc. (“ARPT”), as purchaser, entered into an Agreement of Sale (the “Agreement”) with respect to certain real property located 6000-61000 Western Place, Fort Worth, Texas and commonly known as Western Place I & II (“Western Place”) and certain personal property associated therewith and relating thereto. Western Place is the larger of the Trust’s two remaining consolidated properties and accounted for approximately 87.5% of gross leasable area and 84.9% of annual rents received in fiscal 2011.

The Agreement, dated as of April 27, 2012, provides for the sale by the Trust of its undivided 78.5% tenant-in-common (“TIC”) interest in Western Place, together with certain additional Property (as that terms is defined in the Agreement) and operating reserves, to ARPT, for $20,000,000 in cash plus non-voting common stock of ARPT (the “ARPT Shares”). The cash portion of the consideration is subject to adjustment for prorations and other adjustments as provided in the Agreement. The number of ARPT Shares issuable to the Trust shall equal the quotient obtained by dividing (x) $12,000,000, as adjusted as provided in the Agreement, by (y) $10.00. The transaction will be conducted as an exempt offering under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to a Securities Matters Agreement (the “Securities Matters Agreement”) to be entered into by the parties at the closing of the transaction (the “Closing”), the ARPT Shares shall remain non-voting until such time, if any, that the ARPT Shares are registered with the Securities and Exchange Commission (the “Commission”) and such registration statement is declared effective by the Commission; however, ARPT is under no obligation to register the ARPT Shares. The ARPT Shares are not transferable by the Trust unless (i) there is in effect a registration statement covering the distribution of the ARPT Shares or (ii) the ARPT Shares can be transferred under applicable securities law and the Trust has delivered to ARPT an opinion of counsel, satisfactory to ARPT, that such disposition will not require registration of such securities under the Securities Act.

The Trust has the right to put (the “Put Right”) all, but not less than all, of the ARPT Shares to ARPT on the date that is one day prior to the second anniversary of the Effective Date (as defined in the Securities Matters Agreement) for $12,000,000, provided (i) as of the Put Date (as defined in the Securities Matters Agreement) no registration statement has been filed under the Securities Act covering the ARPT Shares or, as of the Put Date, such registration statement is no longer in effect; (ii) the Trust shall have provided written notice to ARPT on or before the day that is sixty (60) days prior to the second anniversary of the Effective Date (the “Put Notice Date”) of its intention to exercise its Put Right without condition or qualification; and (iii) the Trust is able to represent and warrant to ARPT, as of the Put Date, that it holds good and marketable title to the Shares and is able to transfer the Shares free and clear of any liens and encumbrances.

If no registration statement has been filed under the Securities Act covering the ARPT Shares or such registration statement is no longer in effect and the Trust has not otherwise exercised its Put Right, ARPT shall have the right to repurchase all, but not less than all, of the ARPT Shares (i) on any date prior to and including the second anniversary of the Effective Date or (ii) on any date on or after September 30, 2014 and prior to and including December 31, 2014, for $12,000,000, less any cost to remove or extinguish any lien or encumbrance which may affect the ARPT Shares at the time of such repurchase.

Among the conditions to Closing under the Agreement, ARPT shall also have entered into (i) purchase agreements with the minority owners of the remaining 21.5% TIC interests in Western Place and (ii) a purchase agreement with NNN Realty Investors, LLC (“NNRI”), the Trust’s advisor, with respect to another property not owned by the Trust. ARPT is also assuming a loan made by the Trust to the minority owners of TIC interests in Western Place concurrently with the acquisition of the minority owners’ interests.

The Agreement contains standard representations, warranties, covenants and conditions for an agreement of this nature, and contains additional provisions typical of such a transaction, including without limitation the use of an escrow agent, provisions for title insurance, allocation of closing expenses and mutual releases. The risk of loss on Western Place prior to the Closing remains on the Trust. Disputes under the Agreement shall be settled by arbitration and/or mediation.

The Closing is anticipated to occur on or about May 15, 2012, but may be extended by up to 60 days.

The Closing is not subject to approval by the holders of units of beneficial interest of the Trust. The sale and purchase of Western Place is a related party transaction. Todd A. Mikles, the President of ARPT, is also Chairman, Chief Executive Officer and the controlling shareholder of Sovereign Capital Management Group, Inc. (“Sovereign”). Sovereign and Infinity Urban Century (“IUC”) control IUC-SOV, LLC (“IUC-SOV”), which is the owner of Daymark Realty Advisors Inc. (“Daymark”), the parent company of NNRI, our advisor. Additionally, it is a condition to Closing that NNRI enter into an agreement to sell to ARPT another property that is not owned by the Trust.

Prior to entering into the Agreement, the Trust obtained an independent appraisal of Western Place. Pursuant to a Summary Restricted Use Appraisal Report dated February 8, 2012, Western Place had an appraised value of $31,070,000 and the excess land appurtenant thereto had an appraised value of $480,000, for a total value of $31,550,000.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Closing with respect to the sale of Western Place by the Trust to ARPT occurred on June 15, 2012. The terms and conditions of the transaction are described in Item 1.01 hereinabove.

The Trust received $20,000,000 in cash and 1,200,000 ARPT Shares at the Closing. Certain rights with respect to, and other terms and conditions of, the ARPT Shares are described in Item 1.01 hereinabove.

As described in Item 1.01 hereinabove, the sale and purchase of Western Place is a related party transaction. Todd A. Mikles, the President of ARPT, is also Chairman, Chief Executive Officer and the controlling shareholder of Sovereign. Sovereign and IUC control IUC-SOV, which is the owner of Daymark, the parent company of NNRI, the Trust’s advisor.

The Trust determined that the fair market value of the Property was $32,000,000, based upon internal valuation and the above-mentioned appraisal. Based upon the amount of new financing available to ARPT, it was determined that consideration for the purchase would be a combination of cash and ARPT Shares. Allowing for sufficient additional cash to pay associated transaction costs and other property obligations, $20,000,000 of a new $24,000,000 loan obtained by ARPT (described in the following paragraph) was used as the cash component of the total consideration paid to the Trust. The remaining $12,000,000 of the purchase price was paid in the form of 1,200,000 ARPT Shares, valued at $10.00 per share. The per share price of ARPT Shares was established by the Board of Directors of ARPT, in consultation with its advisors, by dividing the total net equity in ARPT after the purchase of Western Place by the total number of issued and outstanding ARPT shares after the Closing.

In connection with this transaction, ARPT acquired a new loan in the principal amount of $24,000.000 from an unaffiliated third party financial institution. The loan is a five-year commercial mortgage-backed security loan, bearing an interest rate of 4.95% per annum. Of the total principal amount of the loan, $20,000,000 was paid to the Trust as cash consideration for the purchase and the remaining $4,000,000 was utilized to satisfy transaction costs, closing costs, and holdbacks required by the new lender for items such as tenant improvement obligations, reserves and taxes.

In addition, American Recovery Property Advisors, LLC (“Advisor”), the advisor to ARPT in the transaction, earned fees in the amount of $1,152,000, payable by ARPT. Advisor is an affiliate of ARPT, in that both entities are under the common control of Todd A. Mikles. ARPT is also an affiliate of the Trust, as described in Item 1.01 hereinabove.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The pro forma financial information required as part of this item is being provided below as follows:

INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

I.	Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of December 31, 2011 (Liquidation Basis)

II.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Year Ended December 31, 2011 (Liquidation Basis)

G REIT LIQUIDATING TRUST

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Western Place property been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011. In our opinion, all adjustments necessary to reflect the disposition have been made.

The accompanying unaudited pro forma condensed consolidated statement of net assets as of December 31, 2011 (liquidation basis) is presented as if the disposition of the Western Place property had occurred on December 31, 2011.

The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2011 (liquidation basis) is presented as if the disposition of the Western Place property had occurred on December 31, 2010.

The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the disposition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

Schedule I

G REIT LIQUIDATING TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS

As of December 31, 2011

(Unaudited — Liquidation Basis)

	Company	Sale of Western Place	Company
	Historical (A)	Property (B)	Pro Forma
ASSETS
Real estate investments:
Real estate held for sale	$27,292,000	$(24,442,000)	$2,850,000
Investment in unconsolidated real estate	2,040,000	—	2,040,000

	29,332,000	(24,442,000)	4,890,000
Cash	4,441,000	17,671,000	22,112,000
Accounts receivable, net	404,000	(362,000)	42,000
Related party receivables	4,770,000	(4,770,000)	—
Investments in securities	—	12,000,000	12,000,000
Asset for estimated receipts in excess of estimated costs during liquidation	—	379,000	379,000

Total assets	38,947,000	476,000	39,423,000

LIABILITIES
Accounts payable and accrued liabilities	756,000	(695,000)	61,000
Related party payables	62,000	(62,000)	—
Security deposits and prepaid rent	402,000	(377,000)	25,000
Liability for estimated costs in excess of estimated receipts during liquidation	438,000	(438,000)	—

Total liabilities	1,658,000	(1,572,000)	86,000

Commitments and contingencies	—	—	—

Net assets in liquidation	$37,289,000	$2,048,000	$39,337,000	(D)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

Schedule II

G REIT LIQUIDATING TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2011

(Unaudited — Liquidation Basis)

Company	Sale of Western Place	Company
Historical (A)	Property (C)	Pro Forma
Net assets in liquidation, beginning of year	$37,759,000	$5,446,000	$43,205,000

Changes in net assets in liquidation:
Changes to asset (liability) for estimated costs in excess of estimated receipts during liquidation:
Operating income	(3,055,000)	2,922,000	(133,000)
Payments of liquidation costs and other amounts	2,865,000	(2,537,000)	328,000
Change in estimated receipts (costs) in excess of estimated costs (receipts) during liquidation	(1,601,000)	96,000	(1,505,000)

Change to asset (liability) for estimated costs in excess of estimated receipts during liquidation	(1,791,000)	481,000	(1,310,000)

Change in fair value of assets and liabilities:
Change in fair value of real estate investments	1,131,000	(2,682,000)	(1,551,000)
Change in assets and liabilities due to activity in liability for estimated costs in excess of estimated receipts during liquidation	190,000	(385,000)	(195,000)

Net increase in fair value	1,321,000	(3,067,000)	(1,746,000)

Change in net assets in liquidation	(470,000)	(2,586,000)	(3,056,000)

Net assets in liquidation, end of year	$37,289,000	$2,860,000	$40,149,000	(D)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

As of and For the Year Ended December 31, 2011

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.

(A) As reported in our Annual Report on Form 10-K for the year ended December 31, 2011.

(B) Adjustments have been made for the sale of the Western Place property and, therefore, our real estate held for sale would have been decreased by the amount related to the Western Place property. Also, our cash balance would have increased by the pro forma amount of net proceeds received upon sale of $20,000,000, less the pro forma amount of property-level cash reserves surrendered, as well as the receipt of securities valued at $12,000,000. Additionally, our related party receivables would have been eliminated as a result of the forgiveness of the amounts due from the minority owners of the property. Other adjustments to our assets and liabilities have also been made to reflect this disposition.

(C) These adjustments reflect the elimination of the changes in net assets in liquidation attributable to the Western Place property, as if the disposition occurred on December 31, 2010.

(D) The unaudited pro forma condensed consolidated statement of net assets as of December 31, 2011 is presented as if the disposition of the Western Place property had occurred on December 31, 2011. The unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2011 is presented as if the disposition of the Western Place property had occurred on December 31, 2010. As such, there is a difference in the net assets in liquidation as of December 31, 2011 between these two statements.

(d)	Exhibits

10.1	Agreement of Sale by and between G REIT Western Place, LP, as Seller, and The American Recovery Property Trust, Inc., as Purchaser, dated as of April 27, 2012

10.2	Securities Matters Agreement made and entered into as of June 15, 2012 by and between G REIT—Western Place, LP and The American Recovery Property Trust, Inc.

10.3	Special Warranty Deed executed June 12, 2012 by G REIT—Western Place, LP, as Grantor

10.4	Assignment and Assumption Agreement made and entered into as of June 15, 2012 by and between G REIT—Western Place, LP and The American Recovery Property Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 29, 2012	G REIT LIQUIDATING TRUST

	By:	/s/ Gary T. Wescombe
Gary T. Wescombe Chairman of the Trustees